Exhibit 77C
          Kemper Money Funds
          Form N-SAR for the period ended 01/31/96
          File No. 811-2527
          Page 1


          A special meeting of Registrant's shareholders was held on September 19, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR            2,865,652,492
                       WITHHELD         118,469,649

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR            2,867,144,553
                       WITHHELD         116,977,588

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR            2,866,547,729
                       WITHHELD         117,574,412

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR            2,867,144,553
                       WITHHELD         116,977,588

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR            2,867,442,965
                       WITHHELD         116,679,176

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR            2,865,590,904
                       WITHHELD         118,171,237












          Exhibit 77C
          Kemper Money Funds
          Form N-SAR for the period ended 01/31/96
          File No. 811-2527
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR            2,862,071,545
                       WITHHELD         122,050,596

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR            2,865,950,904
                       WITHHELD         118,171,237

                  Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR            2,867,144,553
                       WITHHELD         116,977,588



          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR            2,802,197,121
                       AGAINST           79,950,696
                       ABSTAIN          101,974,324



          Item 3:  New Investment Management Agreement

                   Kemper Money Market Fund

                       Vote             Number
                       ----             -----------
                       FOR            2,007,911,043
                       AGAINST           76,085,149
                       ABSTAIN          116,315,570

















          Exhibit 77C
          Kemper Money Funds
          Form N-SAR for the period ended 01/31/96
          File No. 811-2527
          Page 3

                   Kemper Government Money Fund

                       Vote             Number
                       ----             -----------
                       FOR              311,428,415
                       AGAINST           13,115,621
                       ABSTAIN           18,161,236

                   Kemper Tax-Free Fund

                       Vote             Number
                       ----             -----------
                       FOR              392,464,012
                       AGAINST           23,180,601
                       ABSTAIN           25,460,494



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